Exhibit 99.1

                                 August 14, 2002



VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      Servotronics, Inc.
                  Quarterly Report on Form 10-QSB
                  For the Quarterly Period ended June 30, 2002
                  --------------------------------------------

Ladies and Gentlemen:

         Transmitted  herewith  is the written  statement  pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                                    Very truly yours,

                                                    SERVOTRONICS, INC.



                                             By: /s/Lee D. Burns, Treasurer, CFO
                                                 -------------------------------
                                                    Lee D. Burns
                                                    Treasurer, CFO